EXHIBIT 10.2
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                     AMENDMENT NO. 3 TO CREDIT AGREEMENT

AMENDMENT NO. 3 dated as of July 1, 1997 (this "Amendment") to that certain Credit Agreement dated as of May 1, 1994 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement") among SELKIRK COGEN PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), the lenders party thereto (the "Lenders"), DRESDNER BANK AG, NEW YORX BRANCH, in its capacity as LC Issuer thereunder (together with its successors in such capacity, the "LC lesuer"), and DRESDNER BANK AG, NEW YORK BRANCH, as Agent (together with its successors in such capacity, the "Agent").

						W I T N E S S E T H:

    WHEREAS, the parties hereto have agreed to amend the Credit Agreement as provided herein, subject to the terms and conditions hereof.

    NOW, THEREFORE, the parties hereto hereby agree as follows:

    Section  1.   Definitions.   Capitalized  terms  used  in  this Amendment
without being defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

    Section  2.   Amendment  of  Credit  Agreement.   The Credit Agreement is
hereby amended as follows:

    (a) Section 2.1(a) of the Credit Agreement is hereby amended by (i) deleting the amount of "$10,000,000" from the third sentence thereof and inserting the amount of "$5,000,000" in replacement therefor and (ii) deleting the amount of "$30,000,000" from the final sentence thereof and inserting the amount of "$23,471,420" in replacement therefor.

    (b) Section 2.2(a) of the Credit Agreement is hereby amended by (i) deleting the amount of "$26,843,920" from the third sentence thereof and inserting the amount of "$18,471,420" in replacement therefor, (ii) deleting the amount of "$30,000,000" from the seventh sentence thereof and inserting the amount of "$23,471,420" in replacement therefor and (iii) deleting the date "January 1, 1996" from the final sentence thereof and inserting the date "January l, 1999" in replacement therefor.

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    (c) Section 2.2(d) of the Credit  Agreement is hereby amended by deleting the amount of "$30,000,000" from the final sentence thereof and inserting the amount of "$23,471,420" in replacement therefor.

    (d) Section 2.4(c) of the Credit Agreement is hereby amended by deleting the amount of "$26,843,920" from the first sentence thereof and inserting the amount of "$18,471,420" in replacement therefor.

    (e) The definition of "Final Maturity Date" contained in Annex 1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following in replacement therefor:

     ""Final Maturity Date" shall mean August 11, 2000."

    (f) Schedule 1 to the Credit Agreement is hereby amended by deleting such
Schedule in its entirety and inserting Schedule 1 attached hereto in replacement therefor.

    Section 3. Status of Loan Documents. This Amendment is limited solely for the purposes and to the extent expressly set forth herein and nothing herein expressed or implied shall constitute an amendment or waiver of any other term, provision or condition of the Credit Agreement or any other Loan Document. Except as expressly amended hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall continue in full force and effect.

    Section 4. Fees and Expenses. The Borrower agreee to pay, promptly on demand therefor, all fees and expenses of the Agent and the LC Issuer incurred in connection with this Amendment and the extension of any of the Letters of Credit including, without limitation, fees and expenses of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Agent and the LC Issuer.

    Section 5. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one Amendment, and any of the parties hereto may execute this Amendment by signing such a counterpart.

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    Section  6.   Governing  Law.  THIS  AMENDMENT  SHALL  BE  CONSTRUED   IN
ACCORDANCE WITH AND GOVERNED BY THE LAWS OP THE STATE OF NFW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW EXCEPT
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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    IN WITNESS WHEREOF, the parties hereto have caused their duly  authorized officers to execute and deliver this Amendment as of the date first above written.

								SELKIRK COGEN PARTNERS, L.P.

								By: 	JMC SELKIRK, INC.,
    								--------------------------
    									its general partner

								By:   /s/ George J. Grunbeck
						    	   -------------------------------
						    	Name: George J. Grunbeck
    							Title: Vice President

								DRESDNER BANK AG, NEW YORK BRANCH,
								as Lender, LC Issuer and Agent

								By:	   /s/ Kenneth McCue
								   ---------------------------
								Name: Kenneth McCue
								Title:  Vice President

								By:	   /s/ Michael E. Terry
								   ---------------------------
								Name:  Michael E. Terry
								Title: Assistant Vice President


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                                 SCHEDULE 1
								 ----------

									WORKING CAPITAL		LETTER OF CREDIT
LENDER								LOAN COMMITMENT		LOAN COMMITMENT
------							    ---------------		----------------

DRESDNER BANG AG,  					 $5,000,000.00  	$18,471,420.00
NEW YORK BRANCH









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